                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C.  20549
                        ------------------------------------

                                      FORM 8-K



                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):    NOVEMBER 25, 1998



                           BROADWAY FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in its Charter)

               DELAWARE                 0-27464                  95-4547287
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                              4800 WILSHIRE BOULEVARD
                           LOS ANGELES, CALIFORNIA 90010
            (Address of Principal Executive Offices, Including Zip Code)



                                   (213) 634-1700
                (Registrant's Telephone Number, Including Area Code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          On November 20, 1998, the Registrant dismissed its independent accountant, Ernst & Young LLP ("E&Y"). E&Y's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Audit Committee of the Board of Directors and ratified by the full Board of Directors on November 18, 1998. There were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          The Registrant retained the accounting firm of KPMG Peat Marwick, LLP ("KPMG") on November 20, 1998, to provide audit and tax services for the years ending December 31, 1998, 1999 and 2000. There have been no consultations with KPMG regarding the application of accounting principles to specific transactions, or the type of audit opinion that might be rendered.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

               See Exhibit Index included herewith.

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                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROADWAY FINANCIAL CORPORATION

Date:  November 25, 1998         By:   /s/ Bob Adkins
                                     ----------------------------
                                     Bob Adkins
                                     Chief Financial Officer and Secretary




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                                   EXHIBIT INDEX
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EXHIBIT NO.         Exhibit                                           Page No.
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
16                  Letter on Change in Certifying Accountant

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